Banc One Financial Services Home Equity Loan Trust 1999-1
                            Monthly Servicing Report
             For the Collection & Interest Period Ending 12/31/2000
                         For Distribution on 01/25/2001
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A. CURRENT PERIOD COLLECTIONS & OTHER AMOUNTS
 (A) Principal and Interest Collections
   (i) Interest Collections                                                                                         $1,385,107.13
   (ii) Principal Collections                                                                                         $332,654.27
   (iii) Principal Curtailments                                                                                        $89,014.31
   (iv) Principal Prepayments in Full                                                                               $2,143,860.77
   (v) Count Principal Prepayments in Full                                                                                     52

 (B) Net Liquidation Proceeds net of related Foreclosure Profits                                                      $ 55,204.60
 (C) Insurance Proceeds to extent not included in Net Liquidation Proceeds                                                  $0.00
 (D) Proceeds from Loan Repurchases or Substitution Adjustments                                                             $0.00
 (E) Released Mortgaged Property Proceeds                                                                                   $0.00
 (F) Other Amounts
   (i) Net REO Revenue                                                                                                      $0.00
   (ii) Compensating Interest                                                                                               $0.00
   (iii) Net Loss on Eligible Investments                                                                                   $0.00

 (G) Monthly Advance                                                                                                  $398,860.74

 (H) Termination Price                                                                                                      $0.00

 (I) Total Collections (A+B+C+D+E+F+G+H)                                                                            $4,404,701.82

 (J) Civil Relief Act Shortfall                                                                                             $0.00
 (K) Prepayment Interest Shortfall                                                                                          $0.00


B. CURRENT PERIOD DELINQUENCIES & LIQUIDATION LOAN LOSSES
 (A) Delinquent Loans, REO, Foreclosures and                                 Count                  Amount             Percentage
   (i) 30-59 Days Delinquent (Incl. REO, FC and                                206              $7,097,488.84              4.777%
   (ii) 60-89 Days Delinquent (Incl. REO, FC and                                63              $2,067,683.34              1.392%
   (iii) 90 Days or More Delinquent (Incl. REO, FC and                         233             $10,191,492.20              6.860%
   (iv) Loans in REO status at end of Collection Period                         19              $1,384,553.56              0.932%
   (v) Loans in Foreclosure                                                     74              $4,480,349.22              3.016%
   (vi) Loans in Bankruptcy or Insolvency Proceedings                          177              $6,893,647.68              4.640%
   (vii) Total 60+ including REO, Foreclosure & Bankruptcy                     296             $12,259,175.54              8.252%
   (viii) Total 90+ including REO, Foreclosure & Bankruptcy                    233             $10,191,492.20              6.860%

 (B) Liquidation Losses / Monthly Loss Rate (Annualized)                                          $322,183.90              2.552%


C. CURRENT PERIOD INSURED PAYMENTS
 (A) Required Payments                                                                                                $695,794.05
 (B) Net Available Distribution Amount                                                                              $4,320,537.04
 (C) Insured or Deficiency Amount (max(0,(A-B))                                                                             $0.00
 (D) Preference Amount                                                                                                      $0.00
 (E) Insured Payments (C+D)                                                                                                 $0.00


D. CURRENT PERIOD FORMULA PRINCIPAL DISTRIBUTION AMOUNT
 (A) Principal Distributable Amount
   (i) Total Principal Collections                                                                                  $2,565,529.35
   (ii) plus Principal Balance of Liquidated Home Equity Loans                                                        $377,388.50
   (iii) plus Insurance Proceeds received                                                                                   $0.00
   (iv) plus Portion of Purchase Price allocable to Principal of Defective Home Equity Loans                                $0.00
   (v) plus Principal Portion of Substitution Adjustments not previously distributed                                        $0.00
   (vi) equals Total Principal Distributable Amount                                                                 $2,942,917.85

 (B) Unpaid Principal Shortfall                                                                                             $0.00

 (C) Formula Principal Distribution Amount (A+B)                                                                    $2,942,917.85
 (D) Formula Principal Distribution Amount required to maintain OC                                                  $2,942,917.85
 (E) Class A-4 Priority Amount                                                                                              $0.00


E. CURRENT PERIOD AVAILABLE FUNDS
 (A) Total Collections                                                                                              $4,404,701.82
 (B) Master Service Fee                                                                                                $63,128.05
 (C) Available Funds                                                                                                $4,341,573.77
 (D) Insured Payments                                                                                                       $0.00
 (E) Total Available Funds and Insured Payments                                                                     $4,341,573.77


F. WATERFALL AMOUNTS
 (A) Trustee Fee and Premium Amount:
   (i) Trustee Fee                                                                                                      $1,704.46
   (ii) Premium Amount                                                                                                 $19,332.27

 (B) Accrued and Unpaid Master Servicing Fee:                                                                               $0.00

 (C) Current Monthly Interest Amounts:
   (i) Class A-1 Certificate
     (a) Current Monthly Interest Amount Due                                                                          $208,407.17
     (b) Current Monthly Interest Amount Paid                                                                         $229,407.17
     (c) Interest Shortfall                                                                                                 $0.00
   (ii) Class A-2 Certificate
     (a) Current Monthly Interest Amount Due                                                                          $160,125.00
     (b) Current Monthly Interest Amount Paid                                                                         $160,125.00
     (c) Interest Shortfall                                                                                                 $0.00
   (iii) Class A-3 Certificate
     (a) Current Monthly Interest Amount Due                                                                          $175,659.00
     (b) Current Monthly Interest Amount Paid                                                                         $175,659.00
     (c) Interest Shortfall                                                                                                 $0.00
   (iv) Class A-4 Certificate
     (a) Current Monthly Interest Amount Due                                                                          $151,602.88
     (b) Current Monthly Interest Amount Paid                                                                         $151,602.88
     (c) Interest Shortfall                                                                                                 $0.00

   (v) Total Current Monthly Interest Amount Due                                                                      $695,794.05
   (vi) Total Current Montly Interest Amount Paid                                                                     $695,794.05
   (vii) Total Interest Shortfall                                                                                           $0.00

 (D) Unpaid Interest Shortfall and Interest on Unpaid Interest Shortfall:
   (i) Class A-1 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00
   (ii) Class A-2 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00
   (iii) Class A-3 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00
   (iv) Class A-4 Certificate
     (a) Unpaid Interest Shortfall Due                                                                                      $0.00
     (b) Unpaid Interest Shortfall Paid                                                                                     $0.00
     (c) Remaining Unpaid Interest Shortalls                                                                                $0.00

   (v) Total Unpaid Interest Shortfall Due                                                                                  $0.00
   (vi) Total Unpaid Interest Shortfall Paid                                                                                $0.00
   (vii) Total Remaining Unpaid Interest Shortfall                                                                          $0.00

 (E) Monthly Principal Distribution:
   (i) Class A-4 Certificate Priority Amount                                                                                $0.00
   (ii) Class A-1 Certificate                                                                                       $2,942,917.85
   (iii) Class A-2 Certificate                                                                                              $0.00
   (iv) Class A-3 Certificate                                                                                               $0.00
   (v) Other Class A-4 Certificate Amounts                                                                                  $0.00

   (vi) Total Monthly Principal Distribution                                                                        $2,942,917.85

 (F) Reimbursement Amount owed to Certificate Insurer:                                                                      $0.00

 (G) Non Recoverable Advances not previously reimbursed to Master Servicer:                                                 $0.00

 (H) Excess Spread:                                                                                                   $681,825.14

 (I) Distributable Excess Spread Allocation:
   (i) Class A-1 Certificate                                                                                                $0.00
   (ii) Class A-2 Certificate                                                                                               $0.00
   (iii) Class A-3 Certificate                                                                                              $0.00
   (iv) Class A-4 Certificate                                                                                               $0.00

   (v) Total Certificate Distributable Excess Spread                                                                        $0.00

 (J) Other Amounts owed to Certificate Insurer:                                                                             $0.00

 (K) Prepayment Interest Shortfall owed to Certificateholders
   (i) Class A-1 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00
   (ii) Class A-2 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00
   (iii) Class A-3 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00
   (iv) Class A-4 Certificate
     (a) Prepayment Interest Shortfall Due                                                                                  $0.00
     (b) Prepayment Interest Shortfall Paid                                                                                 $0.00
     (c) Remaining Prepayment Interest Shortfall                                                                            $0.00

   (v) Total Prepayment Interest Shortfall Due                                                                              $0.00
   (vi) Total Prepayment Interest Shortfall Paid                                                                            $0.00
   (vii) Total Remaining Prepayment Interest Shortfall                                                                      $0.00

 (L) Other Amounts owed to Master Servicer
   (i) Reimbursement of Compensating Interest                                                                               $0.00
   (ii) Reimbursement of Unreimbursed Servicing Advances                                                                    $0.00
   (iii) Reimbursement of Unreimbursed Monthly Advances                                                               $398,860.74

 (M) Other termination/transfer amounts due to Trustee                                                                      $0.00

 (N) Amount released to Class R Certificateholder                                                                     $282,964.40


G. CALCULATION OF OC TARGET AMOUNT

 (A) Twelve Month Average Monthly Loss Rate                                                                                1.745%
 (B) Is Rolling Twelve Month Loss Rate greater than 2.75%?                                                                    No

 (C) Cumulative Losses / Cumulative Loss Rate                                              $2,890,366.83                   1.028%
 (D) Is Cumulative Loss Rate greater than 5.00%?                                                                              No

 (E) Has OC Stepdown Date been reached?                                                                                       No

 (F) Overcollateralization Target Amount                                                                          $19,682,566.50

H. COMPARATIVE POOL AND CERTIFICATE CHARACTERISTICS
                                                                                     Begin of Collection        End of Collection
                                                                                            Period                  Period
 (A) Certificate Balances and Factors
   (i) Class A-1 Certificate Balance                                                      $41,268,745.68           $38,325,827.83
   (ii) Class A-1 Certificate Factor                                                           0.2230743                0.2071666
   (iii) Class A-2 Certificate Balance                                                    $30,500,000.00           $30,500,000.00
   (iv) Class A-2 Certificate Factor                                                           1.0000000                1.0000000
   (v) Class A-3 Certificate Balance                                                      $31,938,000.00           $31,938,000.00
   (vi) Class A-3 Certificate Factor                                                           1.0000000                1.0000000
   (vii) Class A-4 Certificate Balance                                                    $28,118,000.00           $28,118,000.00
   (vii) Class A-4 Certificate Factor                                                          1.0000000                1.0000000
   (ix) Aggregate Certificate Balance                                                    $131,824,745.68          $128,881,827.83
   (x) Aggregate Certificate Factor                                                            0.4783955                0.4677156

 (B) Collateral Pool
   (i) Pool Principal Balance                                                            $151,507,312.18          $148,564,394.33
   (ii) Weighted Average Loan Rate                                                                11.931%                  11.925%
   (iii) Weighted Average Original Term (months)                                                  203.45                   203.45
   (iv) Weighted Average Remaining Term (months)                                                  171.03                   170.17
   (v) Loan Count                                                                                  3,833                    3,768
   (vi) 3 Largest Loan Pool Balances                                                         $951,207.51              $950,455.74

 (C) Overcollateralization Amount                                                         $19,682,566.50           $19,682,566.50

I. MASTER SERVICER TERMINATION & OTHER TRIGGER TESTS

 (A) Twelve Month Average Monthly Loss Rate                                                                                 1.745%
 (B) Is Rolling Twelve Month Loss Rate greater than 4.00%?                                                                     No

 (C) Six Month Average of Pool Delinquency Rate                                                                             7.349%
 (D) Is Rolling Six Month Delinquency Rate greater than 5.00%?                                                                Yes

 (E) Has Deposit Event Occurred?                                                                                               No

J. SUMMARY STATEMENT OF AMOUNTS DUE TO CERTIFICATEHOLDERS
                                                                                                            Per $1000 of Original
                                                                                                            Certificate Principal
 (A) Amount of distribution allocable to Current Monthly Interest & Unpaid Dollars
   (i) Class A-1 Certificate                                                           $208,407.17                     1.12652522
   (ii) Class A-2 Certificate                                                          $160,125.00                     5.25000000
   (iii) Class A-3 Certificate                                                         $175,659.00                     5.50000000
   (iv) Class A-4 Certificate                                                          $151,602.88                     5.39166667
   (v) Total                                                                           $695,794.05                     2.52505498

 (B) Amount of distribution allocable to Formula Principal Distributable Amount
   (i) Class A-1 Certificate                                                         $2,942,917.85                    15.90766405
   (ii) Class A-2 Certificate                                                                $0.00                     0.00000000
   (iii) Class A-3 Certificate                                                               $0.00                     0.00000000
   (iv) Class A-4 Certificate                                                                $0.00                     0.00000000
   (v) Total                                                                         $2,942,917.85                    10.67992658

 (C) Amount of distribution allocable to Distributable Excess Spread
   (i) Class A-1 Certificate                                                                 $0.00                     0.00000000
   (ii) Class A-2 Certificate                                                                $0.00                     0.00000000
   (iii) Class A-3 Certificate                                                               $0.00                     0.00000000
   (iv) Class A-4 Certificate                                                                $0.00                     0.00000000
   (v) Total                                                                                 $0.00                     0.00000000

 (D) Amount of distribution allocable to Prepayment Interest Shortfall
   (i) Class A-1 Certificate                                                                 $0.00                     0.00000000
   (ii) Class A-2 Certificate                                                                $0.00                     0.00000000
   (iii) Class A-3 Certificate                                                               $0.00                     0.00000000
   (iv) Class A-4 Certificate                                                                $0.00                     0.00000000
   (v) Total                                                                                 $0.00                     0.00000000

 (E) Total Principal and Interest Distributed to Certificateholders
   (i) Class A-1 Certificate                                                         $3,151,325.02                    17.03418927
   (ii) Class A-2 Certificate                                                          $160,125.00                     5.25000000
   (iii) Class A-3 Certificate                                                         $175,659.00                     5.50000000
   (iv) Class A-4 Certificate                                                          $151,602.88                     5.39166667
   (v) Total                                                                         $3,638,711.90                    13.20498156

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